Exhibit 99.1


                                                              November 8, 2007




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES NINE MONTH 2007 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the nine month period ended September 30, 2007. Net income was $38,561,000 or $.18 per diluted common share for the nine month period ended September 30, 2007 compared to net income of $178,190,000 or $.80 per diluted common share for the nine month period ended September 30, 2006. Net income per share also included income of $.01 for the 2007 period and $.24 for the 2006 period related to discontinued operations.

For more information on the Company's results of operations for 2007, please see the Company's Form 10-Q for the nine months ended September 30, 2007, which was filed with the Securities and Exchange Commission today.

           SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                (In thousands, except earnings per share amounts)
                                   (Unaudited)



                                                                         For the Three Month               For the Nine Month
                                                                      Period Ended September 30,       Period Ended September 30,
                                                                      --------------------------       --------------------------
                                                                          2007        2006                2007             2006
                                                                       ---------   ----------          ----------      ----------

Revenues and other income                                              $ 331,149   $  170,243          $  872,338      $  686,277
                                                                       =========   ==========          ==========      ==========

Net securities gains                                                   $  23,626   $   16,259          $   89,787      $   99,391
                                                                       =========   ==========          ==========      ==========

Income (loss) from continuing operations before income
   taxes and equity in income of associated companies                  $ (10,868)  $   (6,042)         $   16,947      $  147,239

Income taxes                                                              (4,177)      (8,709)              6,941          48,871
                                                                       ---------   ----------          ----------      ----------

Income (loss) from continuing operations before equity
   in income of associated companies                                      (6,691)       2,667              10,006          98,368

Equity in income of associated companies, net of taxes                     8,778        1,073              26,257          24,336
                                                                       ---------   ----------          ----------      ----------

Income from continuing operations                                          2,087        3,740              36,263         122,704

Income (loss) from discontinued operations, including gain
   on disposal, net of taxes                                               1,801       56,737               2,298          55,486
                                                                       ---------   ----------          ----------      ----------

   Net income                                                          $   3,888   $   60,477          $   38,561      $  178,190
                                                                       =========   ==========          ==========      ==========

Basic earnings (loss) per common share:
Income from continuing operations                                        $   .01      $   .02             $   .17         $   .57
Income (loss) from discontinued operations, including gain
   on disposal                                                               .01          .26                 .01             .25
                                                                         -------      -------             -------         -------
   Net income                                                            $   .02      $   .28             $   .18         $   .82
                                                                         =======      =======             =======         =======

Number of shares in calculation                                          218,071      216,291             217,110         216,202
                                                                         =======      =======             =======         =======

Diluted earnings (loss) per common share:
Income from continuing operations                                        $   .01      $   .02             $   .17         $   .56
Income (loss) from discontinued operations, including gain
   on disposal                                                               .01          .25                 .01             .24
                                                                         -------      -------             -------         -------
   Net income                                                            $   .02      $   .27             $   .18         $   .80
                                                                         =======      =======             =======         =======

Number of shares in calculation                                          219,411      231,906             217,832         231,875
                                                                         =======      =======             =======         =======

